                                                                    Exhibit 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  A. F.  Petrocelli,  Chairman,  President and Chief  Executive
Officer of United Capital Corp., a Delaware  corporation (the  "Company"),  does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-Q for the quarter  ended  September 30, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                             By: /s/ A. F. Petrocelli
                                 -----------------------------------------------
                                 A. F. Petrocelli
                                 Chairman, President and Chief Executive Officer
                                 November 10, 2003